Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Form 10-QSB of Teknowledge Corporation for the quarter ended September 30, 2005, I, Neil A. Jacobstein, the Chairman of the Board and Chief Executive Officer of Teknowledge Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; that:

1)	such Form 10-QSB for the quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and

2)	the information contained in such Form 10-QSB for the quarter ended September 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of Teknowledge Corporation.

Date: November 14, 2005	By: /s/ Neil A. Jacobstein
Neil A. Jacobstein
Chairman of the Board of Directors
and Chief Executive Officer

34